Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, R. Cary Blair, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of March 2005.

/s/ R. Cary Blair
Director R. Cary Blair
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Richard T. Delaney, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of March 2005.

/s/ Richard T. Delaney
Director Richard T. Delaney
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Perry Golkin, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of March 2005.

/s/ Perry Golkin
Director Perry Golkin
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Inder-Jeet Gujral, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of March 2005.

/s/ Inder-Jeet Gujral
Director Inder-Jeet Gujral
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Mary R. Hennessy, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of March 2005.

/s/ Mary R. Hennessy
Director Mary R. Hennessy
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Eileen Hilton, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of March 2005.

/s/ Eileen Hilton
Director Eileen Hilton
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, James N. Meehan, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of March 2005.

/s/ James N. Meehan
Director James N. Meehan
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Scott C. Nuttall, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 9 day of March 2005.

/s/ Scott C. Nuttall
Director Scott C. Nuttall
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Arthur J. Rothkopf, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 8 day of March 2005.

/s/ Arthur J. Rothkopf
Director Arthur J. Rothkopf
Bristol West Holdings, Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, Todd A. Fisher, Director of Bristol West Holdings, Inc. (the "Company"), do hereby appoint James R. Fisher, Craig E. Eisenacher and George G. O’Brien, Chief Executive Officer, Chief Financial Officer and Chief Legal Officer and Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report for the year ended December 31, 2004 on Form 10-K, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 14 day of March 2005.

/s/ Todd A. Fisher
Director Todd A. Fisher
Bristol West Holdings, Inc.